UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

New Source Energy Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35809	38-3888132
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

914 North Broadway, Suite 230
Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 272-3028

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K/A ("Amendment No. 1") amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") by New Source Energy Partners L.P. ("NSLP” or the “Partnership") on April 4, 2013 (the “Initial 8-K”) in connection with its acquisition on March 29, 2013 of certain oil and gas properties located in Oklahoma (the “Acquisition Properties”) from New Source Energy Corporation, a Delaware corporation, Scintilla, LLC, an Oklahoma limited liability company and W.K. Chernicky, LLC, an Oklahoma limited liability company.

The Initial 8-K also stated that the required financial statements and pro forma financial information related to the Acquisition Properties would be filed by an amendment to the Initial 8-K. This Amendment No. 1 amends and supplements the Initial 8-K to provide certain financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired. The audited statements of revenues and direct operating expenses, including notes thereto, for the Acquisition Properties for the years ended December 31, 2011 and 2012 and the independent registered public accounting firm's report related thereto, are attached hereto as Exhibit 99.1.

(b)     Pro forma financial information. The unaudited pro forma combined balance sheet at December 31, 2012 which gives effect to the acquisition of the Acquisition Properties and the unaudited combined pro forma statement of operations for the year ended December 31, 2012 which gives effect to the acquisition of the Acquisition Properties, are attached hereto as Exhibit 99.2.

(c)     Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm- BDO USA, LLP
99.1	The audited statements of revenues and direct operating expenses, including the notes thereto, for the years ended December 31, 2011 and 2012 of the Acquisition Properties.
99.2	The unaudited pro forma combined balance sheet at December 31, 2012 and the unaudited combined pro forma statement of operations for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Source Energy Partners L.P.

By: New Source Energy Partners L.P.,

         its General Partner

___________________________________________

/s/ Kristian B. Kos

Kristian B. Kos

President and Chief Executive Officer

Date: June 14, 2013

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm- BDO USA, LLP
99.1	The audited statements of revenues and direct operating expenses, including the notes thereto, for the years ended December 31, 2011 and 2012 of the Acquisition Properties.
99.2	The unaudited pro forma combined balance sheet at December 31, 2012 and the unaudited combined pro forma statement of operations for the year ended December 31, 2012.